Exhibit 99.1

 Scaling a Global Fintech Leader  EARNINGS CONFERENCE CALL  Fiscal Third Quarter 2023

 Forward-Looking Statements  This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements.   These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report.   These risks include:   Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;   Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;   A material security breach or cybersecurity attack affecting the information of Broadridge's clients;   The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;  Declines in participation and activity in the securities markets;   The failure of Broadridge's key service providers to provide the anticipated levels of service;   A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;   Overall market, economic and geopolitical conditions and their impact on the securities markets;   The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;   Broadridge’s failure to keep pace with changes in technology and demands of its clients;   Competitive conditions;  Broadridge’s ability to attract and retain key personnel; and  The impact of new acquisitions and divestitures.   There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

 Use of Non-GAAP financial measures, KPIs and Foreign exchange rates  Use of Non-GAAP Financial Measures  This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. All Recurring revenue dollar amounts shown in this presentation are GAAP, and Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures.   Key Performance Indicators  Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales.   Foreign Exchange Rates  Beginning with the first quarter of fiscal year 2023, the Company changed its reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted.   Note on Rounding  Amounts presented in this presentation may not sum due to rounding.  Use of Material Contained Herein   The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

 Key messages  Broadridge delivered strong third quarter results, including 9% growth in Recurring revenue constant currency, 10% growth in Adjusted Operating income, 6% growth in Adjusted EPS, and increased Free cash flow  1  2  3  4  Broadridge poised to deliver another year of consistent growth with Recurring revenue growth constant currency at the higher end of our 6-9% guidance range, continued margin expansion and 7-11% Adjusted EPS growth  Strong fiscal year 2023 results position Broadridge to deliver at or above its 3-year objectives for the fourth consecutive cycle  Broadridge continues to execute across Governance, Capital Markets and Wealth & Investment Management  5  Investor participation was strong, with third quarter equity position growth of 10% and mutual fund/ETF growth of 6%; position growth remains on track for mid-high single digit growth for the full year

 Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management  Extend Governance  Grow Capital Markets  Build Wealth & Investment Mgmt.  $693M  +11% YoY  $246M  +5% YoY  $143M+10% YoY  Q3’23 Highlights  Position growth on track for mid-to high-single digit growth across both mutual funds/ETFs and equities  Double digit growth across Data-Driven Fund Solutions, Issuer, and Customer Communications  Integration of BTCS capabilities is drawing growing interest from clients; Distributed Ledger Repo (DLR) making strong progress  UBS wealth platform development and testing complete, on track to recognize revenue in Q1’24  Closed sales up 8%  All revenue shown is recurring revenue. Information about our use of Non-GAAP measures may be found on slides 21 – 29  $ in millions; growth rates in constant currency

 Broadridge is on track to deliver a strong Fiscal 2023 across key operating, strategic, and financial metrics  Resilient position growth and continued enhancements underline the strength of our Governance business  1  2  3  BTCS integration has created full-suite of Capital Markets capabilities to enable trading innovation and global simplification   Completion of Wealth management platform positions Broadridge to attack $16B wealth-tech market opportunity  4  Digital momentum positions Customer Communications as next-gen omnichannel provider of choice  Fiscal Year 2023 outlook calls for high-single digit Recurring revenue growth constant currency and Adjusted EPS growth backed by improving Free cash flow  5

 Summary financial results  third Quarter  $ in millions, except per share data  2023  2022  Inc./(Dec.)  Recurring revenues  $1,082   $1,003  8%  Total revenues  1,646  1,534  7%  Operating income  287  246  17%  Adjusted Operating income – Non-GAAP  345  313  10%  Diluted earnings per share   $1.67  $1.49  12%  Adjusted earnings per share – Non-GAAP  $2.05  $1.93  6%  Closed sales  $62  $57  8%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29   Constant currency growth – Non-GAAP  9%   Adjusted Operating income margin – Non-GAAP  21.0%  20.4%  60 bps

 Recurring revenue increased 9% in third quarter 2023  Recurring Revenue Growth constant currency  $1,082  16%  10%  $ in millions  Guidance  Higher end of 6 - 9%  10%  +9%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

 Regulatory  Customer Comms.  Data-Driven Fund Solutions  Issuer  25%  10%  14%  8%  ICS Recurring Revenues  Gto recurring Revenues   Third quarter 2023 segment Recurring revenues  $693  Capital Markets  Wealth & Investment   Management  $388  5%  10%  +11%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29  +7%  $ in millions  Constant Currency Growth

 internal trade growth    (6)%  8%  6%  5%  1%  ITG  EQUITY & MUTUAL FUND/ETF POSITION GROWTH  Key volume drivers: position and trade growth  1. Q3’22 equity position growth represented 29% of total fiscal year 2022 positions. Q1’22: 7% | Q2’22: 9% | Q4’22: 55%  2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align.3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods.  3  FY’21  FY’22  18%  14%  26%  10%   1%  12%  10%  10Y Avg.  8%  5%

 Third quarter 2023 Recurring revenue growth drivers  RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 9%  ICS  $629M   5 pts  (1) pt    7 pts  0 pts  11%  (1) pt  $693M  GTO  $374M   7 pts   (2) pts   2 pts  0 pts  7%   (3) pts  $388M  6 pts  (2) pts  5 pts  0 pts  8%  9 pts  ORGANIC GROWTH  (1) pt  9%  11 pts ORGANIC GROWTH  7 ptsORGANIC GROWTH  $1,082  $ in millions. Pts contribution to growth

 Third quarter 2023 Total revenue growth drivers  quarterly event-driven revenue   5 pts  (0) pts  3 pts  7%  third QUARTER 2023 total Revenue growth DRIVERS   $58M  FY’16-FY’22  Quarterly Average  $ in millions. Pts contribution to growth  0 pts  $1,646

 13.8%  13.6%  13.3%  17.4%  16.0%  +40 bps  +60 bps  +60 bps  OPERATING   INCOME   MARGIN   ADJUSTED   OPERATING   INCOME   MARGIN  (Non-GAAP)  Operating income margin and Adjusted Operating income margin  OPERATING INCOME MARGIN  ~50bps  Guidance

 $231  $280  Closed sales  $ in millions  CLOSED SALES  $169  $156  Near low end of $270 – $310

 Client platform spend and FCF conversion  Net investments on new client conversions, including development of platform capabilities  Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29  Free Cash Flow conversion (LTM)  Net Client platform spend  1  $ in millions  2,3

 Total Capital Returns   $1.94  $2.16  $2.30  $2.56  $2.90  33%  11%  6%  11%  13%  Dividends per share  Capital allocation  2  Includes Software purchases and capitalized internal use software  Net investments on new client conversions, including development of platform capabilities  Includes acquisitions and minority investments  Select uses of cash YTD’23  1  $315  $47  $0  $ in millions, except per share data  3  6  $253  $248  $269  $578  4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds.   FY’23 annual dividend amount subject to Board declaration   YOYgrowth  4  $214

 Fiscal Year 2023 Guidance  Prior FY’23 Guidance  Updates/ Changes  Recurring revenue growth constant currency - Non-GAAP  6 - 9%  Higher end  Adjusted Operating income margin - Non-GAAP  Increase of ~ 50 bps  No Change  Adjusted earnings per share growth - Non-GAAP  7 - 11%  No Change  Closed sales  $270M - $310M  Nearlow end

 Investor Day   FY20-FY23 Growth Objectives   FY20-FY23  CAGR Performance  Organic Recurring revenue growth  5 – 7%  Above  Recurring revenue growth  7 – 9%  Above  Adjusted Operating income margin – Non-GAAP  50+ bps/yr  In line  Adjusted earnings per share growth – Non-GAAP  8 – 12%  Higher end  Broadridge is on track to deliver at or above the higher end of our 3-year objectives  1  Incorporates FY’21 and FY’22 results and guidance range for FY’23  FY’20 investor day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020  2

 Appendix

Supplemental Reporting Detail – Product Line Reporting

(Unaudited)

Dollars in millions	2021 FY	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 FY	2023 Q1	2023 Q2	2023 Q3	Q3% Growth
Investor Communication Solutions ("ICS")										
Regulatory	$938	$165	$166	$ 321	$ 423	$1,075	$171	$181	$346	8%
Data-driven fund solutions	342	83	89	90	102	364	93	96	102	13%
Issuer	189	21	24	46	125	216	24	27	58	25%
Customer communications	568	141	148	171	155	615	156	163	188	10%
Total ICS recurring revenues	**2,037**	**410**	**427**	**629**	**805**	**2,270**	**443**	**467**	**693**	10%
Equity and other	123	28	25	25	38	115	30	25	29	17%
Mutual Funds	112	49	40	34	32	154	33	12	23	(33)%
Total Event-driven revenues	**235**	**76**	**65**	**59**	**70**	**269**	**63**	**38**	**52**	(12)%
Distribution	1,548	367	401	472	476	1,717	415	415	512	8%
Total ICS Revenues	**$3,820**	**$853**	**$893**	**$ 1,159**	**$ 1,351**	**$4,257**	**$921**	**$919**	**$1,257**	8%
Global Technology and Operations ("GTO")										
Capital Markets	$656	$209	$221	$ 241	$ 232	$903	$227	$235	$246	2%
Wealth and investment management	517	131	146	133	140	550	136	138	143	7%
Total GTO recurring revenues	**1,173**	**339**	**367**	**374**	**372**	**1,452**	**363**	**373**	**388**	4%
Total Revenues	**$4,994**	**$1,193**	**$1,260**	**$ 1,534**	**$ 1,723**	**$5,709**	**$1,283**	**$1,293**	**$1,646**	7%
Revenues by type										
Recurring revenues	$3,210	$750	$793	$ 1,003	$ 1,177	$3,723	$806	$840	$1,082	8%
Event-driven revenues	235	76	65	59	70	269	63	38	52	(12)%
Distribution revenues	1,548	367	401	472	476	1,717	415	415	512	8%
Total Revenues	**$4,994**	**$1,193**	**$1,260**	**$ 1,534**	**$ 1,723**	**$5,709**	**$1,283**	**$1,293**	**$1,646**	7%

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19

 Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

 Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures  The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.  The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.  Reconciliations of fiscal year 2023 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share   These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gains, (vi) Russia-Related Exit Costs, (vii) Software Charge, and (viii) Loss (Gain) on Acquisition-Related Financial Instrument. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition.  Non-GAAP Measures

 We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia-Related Exit Costs, the Software Charge, and Loss (Gain) on Acquisition-Related Financial Instrument from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.  Free cash flow and Free cash flow conversion  In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.   Recurring revenue growth constant currency  As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods.  Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year.   Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Non-GAAP Measures

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  2%  7%  4%  Impact of foreign currency exchange  3%  2%  3%  Recurring revenue growth constant currency (Non-GAAP)  5%  10%  7%  Three Months Ended March 31, 2023  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  8%  13%  25%  10%  10%  Impact of foreign currency exchange  1%  1%  —%  —%  1%  Recurring revenue growth constant currency (Non-GAAP)  8%  14%  25%  10%  11%  Consolidated  Total  Recurring revenue growth (GAAP)  8%  Impact of foreign currency exchange  1%  Recurring revenue growth constant currency (Non-GAAP)  9%

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  5%  2%  4%  Impact of foreign currency exchange  5%  2%  4%  Recurring revenue growth constant currency (Non-GAAP)  10%  4%  8%  Nine Months Ended March 31, 2023  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  7%  11%  20%  10%  9%  Impact of foreign currency exchange  —%  2%  —%  —%  1%  Recurring revenue growth constant currency (Non-GAAP)  7%  13%  20%  10%  10%  Consolidated  Total  Recurring revenue growth (GAAP)  7%  Impact of foreign currency exchange  2%  Recurring revenue growth constant currency (Non-GAAP)  9%

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Three Months Ended Mar. 31		9 Months Ended Mar. 31	
	2023	2022	2023	2022
Operating income (GAAP)	$286.8	$246.0	$482.2	$418.2
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	53.3	60.8	162.8	192.0
Acquisition and Integration Costs	3.3	3.1	11.0	13.8
Real Estate Realignment and Covid-19 Related Expenses (a)	—	3.3	—	6.8
Russia-Related Exit Costs (b)	1.5	—	12.0	—
Adjusted Operating income (Non-GAAP)	**$344.8**	**$313.3**	**$668.0**	**$630.8**
Operating income margin (GAAP)	17.4%	16.0%	11.4%	10.5%
Adjusted Operating income margin (Non-GAAP)	21.0%	20.4%	15.8%	15.8%

Dollars in millions	Three Months Ended Mar. 31		9 Months Ended Mar. 31	
	2023	2022	2023	2022
Net earnings (GAAP)	$198.5	$176.6	$306.5	$291.0
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	53.3	60.8	162.8	192.0
Acquisition and Integration Costs	3.3	3.1	11.0	13.8
Real Estate Realignment and Covid-19 Related Expenses (a)	—	3.3	—	6.8
Investment Gains	—	—	—	(7.5)
Russia-Related Exit Costs (b)	1.5	—	10.8	—
Subtotal of adjustments	58.0	67.2	184.6	205.1
Tax impact of adjustments (c)	(12.0)	(15.4)	(38.4)	(44.1)
Adjusted Net earnings (Non-GAAP)	**$244.5**	**$228.4**	**$452.7**	**$452.0**

(a) Real Estate Realignment were $0.7 million and $0.5 million for the three and nine months ended March 31, 2022, respectively. Covid-19 Related Expenses were $2.6 million and $6.3 million for the three and nine months ended March 31, 2022, respectively.

(b) Total Russia-Related Exit costs were $1.5 million for the three months ended March 31, 2023. For the nine months ended March 31, 2023, total costs were $10.8 million, comprised of $12.0 million of operating expenses, offset by a gain of $1.2 million in non-operating income.

(c) Calculated using the GAAP effective tax rate, adjusted to exclude $0.3 million and $7.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2023, respectively, and $2.2 million and $13.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Confidential and Proprietary | © 2023 25

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  (a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.01 and less than $0.01 for the three and nine months ended March 31, 2022, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.02 and $0.05 for the three and nine months ended March 31, 2022, respectively.  (b) Calculated using the GAAP effective tax rate, adjusted to exclude $0.3 million and $7.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2023, respectively, and $2.2 million and $13.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.  Three Months Ended Mar. 31  9 Months Ended Mar. 31  Dollars in millions, except per share amounts  2023  2022  2023  2022  Diluted earnings per share (GAAP)  $1.67  $1.49  $2.58  $2.46  Adjustments:  Amortization of Acquired Intangibles and Purchased Intellectual Property  0.45  0.51  1.37  1.62  Acquisition and Integration Costs  0.03  0.03  0.09  0.12  Real Estate Realignment and Covid-19 Related Expenses (a)  —  0.03  —  0.06  Investment Gains  —  —  —  (0.06)  Russia-Related Exit Costs  0.01  —  0.09  —  Subtotal of adjustments  0.49  0.57  1.55  1.73  Tax impact of adjustments (b)  (0.10)  (0.13)  (0.32)  (0.37)  Adjusted earnings per share (Non-GAAP)  $2.05  $1.93  $3.81  $3.81  Nine Months Ended Mar. 31  Dollars in millions  2023  2022  Net cash flows used in operating activities (GAAP)  $94.1  $(13.9)  Capital expenditures and Software purchases and capitalized internal use software  (46.8)  (54.4)  Free cash flow (Non-GAAP)  $47.3  $(68.4)

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	FY 2021		FY 2022				FY 2023		
Dollars in millions	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net cash flows (used in) provided by operating activities (GAAP)	$ 106.2	$ 450.5	$ (135.4)	$ 40.8	$ 80.7	$ 457.4	$ (204.5)	$ 123.1	$ 175.6
Capital expenditures and Software purchases and capitalized internal use software	(20.4)	(29.5)	(15.9)	(13.3)	(25.2)	(18.7)	(13.6)	(19.5)	(13.7)
Free cash flow (Non-GAAP)	**$ 85.8**	**$ 421.0**	**$ (151.4)**	**$ 27.6**	**$ 55.5**	**$ 438.7**	**$ (218.1)**	**$ 103.5**	**$ 161.9**

	FY 2021		FY 2022				FY 2023		
Dollars in millions	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net earnings (GAAP)	$165.0	$260.4	$67.2	$47.2	$176.6	$248.1	$50.4	$57.5	$198.5
Adjustments:									
Amortization of Acquired Intangibles and Purchased Intellectual Property	31.9	56.8	68.7	62.5	60.8	58.2	55.9	53.7	53.3
Acquisition and Integration Costs	9.2	6.5	2.9	7.8	3.1	10.6	4.1	3.7	3.3
Real Estate Realignment and Covid-19 Related Expenses	3.3	4.2	1.8	1.7	3.3	23.7	—	—	—
Russia-Related Exit Costs	—	—	—	—	—	1.4	2.6	6.8	1.5
Investment Gains	—	—	—	(7.5)	—	(6.7)	—	—	—
Loss (Gain) on Acquisition-Related Financial Instrument	9.6	(71.7)	—	—	—	—	—	—	—
Subtotal of adjustments	54.0	(4.1)	73.4	64.4	67.2	87.2	62.5	64.1	58.0
Tax impact of adjustments	(10.9)	1.8	(14.4)	(14.3)	(15.4)	(21.6)	(13.2)	(13.2)	(12.0)
Adjusted Net earnings (Non-GAAP)	**$208.1**	**$258.2**	**$126.3**	**$97.3**	**$228.4**	**$313.7**	**$99.7**	**$108.4**	**$244.5**

	FY 2022			FY 2023		
Dollars in millions	Q2	Q3	Q4	Q1	Q2	Q3
LTM Free cash flow (a)	$383.0	$352.6	$370.4	$303.7	$379.7	$486.1
LTM Adjusted Net earnings (Non-GAAP) (b)	$689.7	$710.1	$765.7	$739.1	$750.3	$766.4
LTM Free cash flow conversion (Non-GAAP) (c)	**56 %**	**50 %**	**48 %**	**41 %**	**51 %**	**63 %**

(a) Last twelve months (LTM) sums the last four quarters of free cash flow for the given period

(b) Last twelve months (LTM) sums the last four quarters of adjusted net earnings for the given period

(c) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period

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Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  (a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the year ended June 30, 2022, 2021, and 2020, respectively.  Year ended June 30,  Dollars in millions  2022  2021  2020  Operating income (GAAP)  $759.9  $678.7  $624.9  Adjustments:  Amortization of Acquired Intangibles and Purchased Intellectual Property  250.2  153.7  122.9  Acquisition and Integration Costs  24.5  18.1  12.5  IBM Private Cloud Charges  —  —  32.0  Real Estate Realignment and Covid-19 Related Expenses (a)  30.5  45.3  2.4  Russia-Related Exit Costs  1.4  —  —  Software Charge  —  6.0  —  Adjusted operating income (Non-GAAP)  $1,066.4  $901.8  $794.8  Operating income margin (GAAP)  13.3%  13.6%  13.8%  Adjusted Operating income margin (Non-GAAP)  18.7%  18.1%  17.5%

 Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2023 Guidance  Fiscal Year,  2023  FY23 Recurring revenue growth (a)    Impact of foreign currency exchange  –   Recurring revenue growth constant currency – Non-GAAP  6-9%  FY23 Adjusted Operating income margin (b)   Operating income margin % - GAAP  Increase of ~150 bps   Adjusted Operating income margin % - Non-GAAP  Increase of ~50 bps  FY23 Adjusted earnings per share growth rate (c)   Diluted earnings per share – GAAP   ~13-17% growth   Adjusted earnings per share – Non-GAAP  7-11% growth  (Unaudited)  (a) The Company is unable to reconcile its forward-looking Recurring revenue growth constant currency fiscal year 2023 guidance without unreasonable efforts because of the uncertainty in the amounts of future foreign currency exchange rates. For the same reason, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.   (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $248 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs.   (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.62 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding.

 Contacts  W. Edings ThibaultGreg FajeSean Silvabroadridgeir@broadridge.com   Replay Options  Online replay available at broadridge-ir.com  Telephone replay available through May 9, 2023  DomesticDial-In: 1-877-344-7529  Access Code: 5052694  International Toll Dial-In: 1-412-317-0088  Passcode: 9342976  Click here for dial-ins by country  Broadridge Fiscal Third Quarter 2023 Earnings Conference Call  Live Call Information  Date: May 2, 2023  Start Time: 8:30 A.M. ET  Toll-Free: 1-877-328-2502International: 1-412-317-5419  Webcast: broadridge-ir.com